ABRDN FUNDS

abrdn U.S. Sustainable Leaders Fund

(the “Fund”)

Supplement dated March 31, 2022 to the Fund’s Summary Prospectus dated February 28, 2022,

as supplemented to date (the “Summary Prospectus”)

Effective immediately, the following replaces the second paragraph in the section entitled “Summary — abrdn U.S. Sustainable Leaders Fund — Performance” in the Summary Prospectus beginning on page 5 in order to add the Russell 3000® Growth Index as a comparison index for the Fund:

The table compares the Fund’s average annual total returns to the returns of the Russell 3000 ®  Index, a broad-based securities index, and the Russell 3000 ®  Growth Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/enus/us/investor/fund-centre#literature or call 866-667-9231.

Effective immediately, the following replaces the table in the section entitled “Summary — abrdn U.S. Sustainable Leaders Fund — Performance — Average Annual Total Returns as of December 31, 2021” in the Summary Prospectus beginning on page 5 in order to add the Russell 3000® Growth Index as a comparison index for the Fund:

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	17.55%	17.80%	14.42%
Class A shares — After Taxes on Distributions	8.60%	13.38%	11.47%
Class A shares — After Taxes on Distributions and Sales of Shares	13.44%	13.03%	11.03%
Class C shares — Before Taxes	22.95%	18.34%	14.26%
Institutional Class shares — Before Taxes	25.11%	19.57%	15.43%
Institutional Service Class shares — Before Taxes	25.05%	19.49%	15.34%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	25.85%	24.56%	19.39%

This supplement is dated March 31, 2022.

Please retain this supplement for future reference.